UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Berkshire Hills Bancorp, Inc.

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017. BERKSHIRE HILLS BANCORP, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2017 Date: May 18, 2017 Time: 10:00 AM Local time Location: Crowne Plaza Hotel One West Street Pittsfield, MA 01201 BERKSHIRE HILLS BANCORP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E23288-P87990

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT FORM 10-K SUMMARY ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. Your request must be received on or before May 8, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. E23289-P87990

Voting Items The Board of Directors recommends you vote FOR all the nominees for Directors listed in proposal 2 as applicable, FOR proposals 1, 3 and 5 and 1 Year with regard to proposal 4. 1. To approve the proposed amendments to the Certificate of Incorporation of Berkshire Hills Bancorp, Inc. to declassify the Board of Directors. 2. To elect as directors the nominees named in the Proxy Statement each to serve a one-year term (if Proposal 1 is approved) or a three-year term (if Proposal 1 is not approved), and until their successors are duly elected and qualified. Nominees: 01) Paul T. Bossidy 02) Michael P. Daly 03) Cornelius D. Mahoney 3. To consider a non-binding proposal to give advisory approval of our executive compensation as described in the proxy statement. 4. To consider a non-binding proposal to give advisory approval with respect to the frequency that shareholders will vote on our executive compensation. 5. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E23290-P87990

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